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                                                                Exhibit 10(a)(i)


                     FIRST AMENDMENT TO RESIDENTIAL MORTGAGE
                     LOAN PURCHASE AND WARRANTIES AGREEMENT


         THIS FIRST AMENDMENT TO RESIDENTIAL MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT ("First Amendment") is made and entered into effective as of the 2nd day of June, 1998, by and between PEOPLE'S BANK OF CALIFORNIA, a federal savings bank ("Seller"), and PEOPLE'S PREFERRED CAPITAL CORPORATION, a Maryland corporation ("Purchaser"), with reference the following recitals:

                                 R E C I T A L S

         A. Seller and Purchaser entered into that certain Residential Mortgage Loan Purchase and Warranties Agreement dated as of October 3, 1997 (the "Agreement"), whereby Seller agreed to sell and Purchaser agreed to buy Mortgage Loans (as defined in the Agreement) from Seller from time to time. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

         B. The Agreement provides that the Mortgage Loans sold to Purchaser would be serviced by Temple-Inland Mortgage Corporation ("Temple") as Servicer. The parties now desire to amend the Agreement to provide that some of the Mortgage Loans shall be serviced by Seller.

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements of the parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, Seller and Purchaser agree as follows:

         1. With respect to all Mortgage Loans Seller sold to Purchaser on June 2, 1998, November 23, 1998, and February 23, 1999, pursuant to Commitment Letters of same dates, respectively, Seller shall be deemed to be the Servicer and shall service such Mortgage Loans in accordance with Paragraph 3 hereinbelow.

         2. With respect to all Mortgage Loans that Seller may from time to time sell to Purchaser pursuant to the Agreement after February 23, 1999, the Servicer shall mean either Seller or Temple, as shall be designated in the Commitment Letter for such purchase and sale.

         3. Notwithstanding anything to the contrary in the Agreement, for those Mortgage Loans Seller sold to Purchaser as set forth in Paragraph 1 hereinabove and for those Mortgage Loans that Seller may hereafter sell to Purchaser and for which Seller shall be designated as the Servicer as set forth in Paragraph 2 hereinabove, such Mortgage Loans shall be serviced by Seller consistent with the terms of that certain Commercial Servicing Agreement by and between Seller and Purchaser dated as of October 3, 1997, a copy of which is attached hereto as Exhibit "A", as shall be applicable to residential Mortgage Loans; provided, however, that with respect to Mortgage Loans to be serviced by Seller as provided in this First Amendment, the


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following terms in such Commercial Servicing Agreement shall have the meanings set forth below:

                  a. "Mortgage Loan" shall mean a "Mortgage Loan" as defined in the Agreement.

                  b. "Servicing Fee Rate" shall mean with respect to an Adjustable Rate Mortgage Loan, 0.375% per annum and with respect to fixed rate and balloon Mortgage Loans, 0.25% per annum.

                  c. "Mortgage File" shall mean the description of "Mortgage File" set forth in Exhibit "A" to the Agreement.

         4. Except as expressly modified in this First Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.



















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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment effective as of the day and year first above written.


                            "SELLER"
                            PEOPLE'S BANK OF CALIFORNIA, a federal savings bank


                            By: /s/ J. Michael Holmes
                                --------------------------------------------
                            Its: EXEC. V.P. & C.F.O
                                 -------------------------------------------


                            By: /s/ Rudolf P. Guenzel
                                --------------------------------------------
                            Its:  President & CEO
                                 -------------------------------------------


                            "PURCHASER"

                            PEOPLE'S PREFERRED CAPITAL CORPORATION,
                            a Maryland corporation


                            By: /s/ J. Michael Holmes
                                --------------------------------------------
                            Its: EXEC. V.P. & C.F.O
                                 -------------------------------------------